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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☐                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Westamerica Bancorporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

1108 Fifth Avenue

San Rafael, California 94901

March 20, 2006

To Our Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders of Westamerica Bancorporation. It will be held at 11:00 a.m. Pacific Time on Thursday, April 27, 2006, at the Fairfield Center for Creative Arts, 1035 West Texas Street, Fairfield, California as stated in the formal notice accompanying this letter. We hope you will plan to attend.

At the Annual Meeting, the Shareholders will be asked to elect directors and to conduct any other business that properly comes before the Meeting.

In order to ensure your shares are voted at the Meeting, you can vote through the Internet, by telephone or by mail. Instructions regarding Internet and telephone voting are included on the Proxy Card. If you elect to vote by mail, please sign, date and return the Proxy Card in the accompanying postage-paid envelope. The Proxy Statement explains more about voting. If you attend the Meeting, you may vote in person even though you previously voted your proxy.

We look forward to seeing you at the Annual Meeting on Thursday, April 27, 2006, at the Fairfield Center for Creative Arts.

Sincerely,

DAVID L. PAYNE
Chairman of the Board, President and Chief Executive Officer

WESTAMERICA BANCORPORATION

1108 Fifth Avenue

San Rafael, California 94901

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Date and Time

Thursday, April 27, 2006, at 11:00 a.m. Pacific Time

Place

Fairfield Center for Creative Arts, Fairfield, California

Items of Business

1. To elect ten directors to serve until the 2007 Annual Meeting of Shareholders; and

2. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements.

Who Can Vote?

Shareholders of record at the close of business on February 27, 2006 are entitled to notice of and to vote at the Annual Meeting or any postponement or adjournment thereof.

Admission to the Meeting

Admission to the Meeting will require a ticket. If you are a Shareholder of record and plan to attend, please check the appropriate box on the Proxy Card and an admission ticket will be mailed to you. If you are a Shareholder whose shares are held through an intermediary, such as a bank or broker, and you plan to attend, please request a ticket by writing to the Shareholder Relations Department A-2B, Westamerica Bancorporation, P.O. Box 1250, Suisun City, California 94585-1250. Evidence of your ownership, which you can obtain from your bank, broker or other intermediary, must accompany your letter.

Annual Report

Westamerica Bancorporation’s Annual Report to Shareholders for the fiscal year ended December 31, 2005 is enclosed. The Annual Report contains financial and other information about the activities of Westamerica Bancorporation, but does not constitute a part of the proxy soliciting materials.

BY ORDER OF THE BOARD OF DIRECTORS

Kris Irvine
VP/Corporate Secretary

Dated: March 20, 2006

YOUR VOTE IS IMPORTANT

YOU ARE URGED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY, OR VOTE BY TELEPHONE OR THE INTERNET USING THE PROCEDURES DESCRIBED IN THE PROXY STATEMENT, SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES.

WESTAMERICA BANCORPORATION

1108 Fifth Avenue

San Rafael, California 94901

PROXY STATEMENT

March 20, 2006

GENERAL

This Proxy Statement and the accompanying Proxy Card are being mailed to Shareholders of Westamerica Bancorporation (“Westamerica” or the “Corporation”) beginning on or about March 20, 2006. The Westamerica Board of Directors is soliciting proxies to be used at the 2006 Annual Meeting of Westamerica Shareholders, which will be held at 11:00 a.m. Pacific Time, Thursday, April 27, 2006, or at any adjournment or postponement of the Meeting. Proxies are solicited to give all Shareholders of record (“Record Holder”) an opportunity to vote on matters to be presented at the Annual Meeting. In the following pages of this Proxy Statement, you will find information on matters to be voted on at the Annual Meeting.

Voting Information

Who Can Vote. You are entitled to vote if you were a Record Holder of Westamerica common stock as of the close of business on February 27, 2006. Your shares can be voted at the Meeting only if you are present or represented by a valid proxy. If your shares of common stock are held by a bank, broker or other nominee in “street name,”you are a “beneficial owner” and will receive voting instructions from the record holder (including instructions, if any, on how to vote by telephone or through the Internet). You must follow these instructions in order to have your shares voted by proxy. To be able to vote in person at the Meeting, beneficial owners must obtain and bring to the Annual Meeting a proxy from the institution that holds your shares, indicating that you were the beneficial owner of the shares on February 27, 2006, the record date for voting.

Proxy Card. The Board has designated Arthur C. Latno, Jr., Ronald A. Nelson and Edward B. Sylvester to serve as Proxies for the Annual Meeting. As Proxies, they will vote the shares represented by proxies at the Annual Meeting. If you sign, date and return your Proxy Card but do not specify how to vote your shares, they will be voted by the Proxies in favor of the election of all of the director nominees. The Proxies will also have discretionary authority to vote in accordance with their judgment on any other matter that may properly come before the Meeting that we did not have notice of by February 6, 2006.

Quorum and Shares Outstanding. A quorum, which is a majority of the toatal shares outstanding as of the Record Date, must be present to hold the Meeting. A quorum is calculated based on the number of shares represented by Shareholders attending in person or by proxy. On February 27, 2006, 31,648,838 shares of Westamerica common stock were outstanding. We also count broker non-votes, which we describe below, as shares present or represented at the Meeting for the purpose of determining whether a quorum exists.

Required Votes – Election of Director Nominees. Each share is entitled to one vote, except in the election of directors where a Shareholder may cumulate votes as to candidates nominated prior to voting, but only when a Shareholder gives notice of intent to cumulate votes prior to the voting at the Meeting. If any Shareholder gives such notice, all Shareholders may cumulate their votes for nominees. Under cumulative voting, each share carries as many votes as the number of directors to be elected, and the Shareholder may cast all of such votes for a single nominee or distribute them in any manner among as many nominees as desired. In the election of directors, the ten nominees receiving the highest number of votes will be elected. If your proxy is marked “Withhold” with regard to the election of any nominee, your shares will be counted toward a quorum but they will not be voted for or against the election of that nominee.

Other Matters. Approval of any other matter considered at the Meeting will require the affirmative of a majority of the shares present or represented by proxy and entitled to vote at the Meeting.

Broker Non-Votes. Broker non-votes will be included as “present” for the purpose of determining the presence of a quorum. A broker non-vote occurs under the stock exchange rules when a broker is not permitted to vote on a matter without instructions from the beneficial owner of the shares and no instruction is given on a timely basis. Brokers may vote at their discretion on routine matters, such as the election of directors, but not on non-routine matters.

How You Can Vote. Record Holders may vote by proxy or in person at the Meeting. To vote by proxy, you may select one of the following options:

Vote by Telephone. You can vote your shares by telephone by calling the toll-free telephone number shown on Proxy card. Telephone voting is available 24 hours a day, seven days a week. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded. Our telephone voting procedures are designed to authenticate the Shareholder by using individual control numbers, which you will find on your Proxy Card. If you vote by telephone, you should NOT return your Proxy Card.

Vote by Internet. You can choose to vote on the Internet. The web site for Internet voting is shown on your Proxy your Card. Internet voting is available 24 hours a day, seven days a week. You will be given the opportunity to confirm that your instructions have been properly recorded. Our Internet voting procedures are designed to authenticate the Shareholder by using individual control numbers, which you will find on your Proxy Card. If you vote on the Internet, you should NOT return your Proxy Card.

If you vote by telephone or Internet, your vote must be received by 1:00 a.m., Central Time, on April 27, 2006 to ensure that your vote is counted. For Westamerica Bancorporation Tax Deferred Savings/Retirement Plan (ESOP) participants, your vote must be received by 1:00 a.m., Central Time, on April 25, 2006.

Vote by Mail. If you choose to vote by mail, simply mark your Proxy Card, date and sign it, and return it in the postage-paid envelope provided.

We have been advised by counsel that these telephone and Internet voting procedures comply with California law.

Revocation of Proxy. Record Holders who vote by proxy, whether by telephone, Internet or mail, may revoke that proxy at any time before it is voted at the Meeting. You may do this by: (a) signing another Proxy Card with a later date and delivering it to us prior to the Meeting or sending a notice of revocation to the Corporate Secretary of Westamerica at 1108 Fifth Avenue, San Rafael, CA 94901; (b) voting at a later time by telephone or on the Internet prior to 1:00 a.m. Central Time, on April 27, 2006; or (c) attending the Meeting in person and casting a ballot. If you hold shares in street name, you may change your vote by submitting new voting instructions to your broker or other nominee.

Additional Information

Householding. As permitted by the Securities Exchange Act of 1934 (the “Exchange Act”) only one copy of the Annual Report and the Proxy Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified their bank, broker, Computershare Investor Services or other holder of record that they wish to receive separate mailings. If you are a beneficial holder and own your shares in street name, contact your broker, bank or other holder of record to discontinue householding and receive your own separate copy of Proxy Statements and Annual Reports in future years. If you are a registered holder and own your shares through Computershare Investor Services, contact Computershare toll-free at 877-588-4258 or in writing directed to Computershare Investor Services, 2 North LaSalle Street, Chicago, IL 60602 to discontinue householding and receive multiple Annual Reports and Proxy Statements in future years. To receive an additional Annual Report or Proxy Statement this year, contact Shareholder Relations at 707-863-6992.

At least one account at your address must continue to receive an Annual Report, unless you elect to receive future Annual Reports and Proxy Statements over the Internet. Mailing of dividends, dividend reinvestment statements, and special notices will not be affected by your election to discontinue duplicate mailings of the Annual Report and Proxy Statement. Regardless of householding, each shareholder will continue to receive a separate Proxy Card and return envelope.

Electronic Access to Proxy Materials and Annual Reports. This Proxy Statement and the 2005 Annual Report are available on the Corporation’s Internet site at www.westamerica.com/investor_relations/index.html. If you hold your Westamerica common stock in street name through a broker, a bank or other nominee, you may have the option of securing your Proxy Statement and Annual Report over the Internet. If you vote this year’s proxy electronically, you may also be able to elect to receive future Proxy Statements, Annual Reports and other materials electronically by following the instructions given by your bank, broker, or other holder of record when you vote.

Stock Ownership

Security Ownership of Certain Beneficial Owners. The Corporation does not know of any person or group that beneficially owned more than 5% of its common stock on February 27, 2006, except as disclosed below.

Security Ownership of Directors and Management. The following table shows the number of common shares and the percentage of the common shares beneficially owned (as defined below) by each of the current directors, by the Chief Executive Officer, by the four other most highly compensated executive officers during 2005 (plus one additional officer who was no longer in office at the end of 2005), and by all directors and executive officers of the Corporation as a group as of February 27, 2006. For the purpose of the disclosure of ownership of shares by directors and management below, shares are considered to be “beneficially” owned if a person, directly or indirectly, has or shares the power to vote or direct the voting of the shares, the power to dispose of or direct the disposition of the shares, or the right to acquire beneficial ownership of shares within 60 days of February 27, 2006.

	Amount and Nature of Beneficial Ownership
Name and Address **	Sole Voting and Investment Power		Shared Voting and Investment Power		Right to Acquire Within 60 Days of Feb. 27, 2006	Total	Percent of Class(1)
Etta Allen	10,734	(2)				10,734	*
Louis E. Bartolini	1,800					1,800	*
E. Joseph Bowler	17		25,867	(3)		25,884	0.1%
Arthur C. Latno, Jr.	3,214	(4)				3,214	*
Patrick D. Lynch	1,000					1,000	*
Catherine Cope MacMillan	6,100	(5)				6,100	*
Ronald A. Nelson	44,000					44,000	0.1%
Carl R. Otto	6,032					6,032	*
David L. Payne	921	(6)	713,710	(7)	1,660,461	2,375,092	7.1%
Edward B. Sylvester	86,000					86,000	0.3%
Jennifer J. Finger	1,127		18,711	(8)	119,234	139,072	0.4%
Robert A. Thorson	858	(9)	6,256	(8)(10)	66,360	73,474	0.2%
Frank R. Zbacnik	35		11,901	(8)	34,160	46,096	0.2%
Dennis R. Hansen	250		23,054	(8)	87,860	111,164	0.4%
Hans T. Y. Tjian(11)	40,965	(12)	66,059	(8)(13)	85,429	192,453	0.6%
All 16 Directors and Executive Officers as a Group	203,053		866,636		2,068,608	3,138,297	9.3%

*	Indicates beneficial ownership of less than one-tenth of one percent (0.1%) of the Corporation’s common shares.

**	The address of all persons listed is 1108 Fifth Avenue, San Rafael, CA 94901.

(1)	In calculating the percentage of ownership, all shares which the identified person or persons have the right to acquire by exercise of options are deemed to be outstanding for the purpose of computing the percentage of the class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.

(2)	Includes 10,350 shares held in a trust as to which Mrs. Allen is trustee.

(3)	Includes 25,867 shares held in trust, as to which Mr. Bowler is co-trustee with shared voting and investment power.

(4)	Includes 1,115 shares owned by Mr. Latno’s wife, as to which Mr. Latno disclaims beneficial ownership.

(5)	Includes 5,000 shares held in a trust as to which Ms. MacMillan is trustee.

(6)	Includes 921 shares held in a trust under the California Uniform Gift to Minors Act for which Mr. Payne is custodian.

(7)	Includes 528,837 shares owned by Gibson Radio and Publishing Company, of which Mr. Payne is President and Chief Executive Officer, as to which Mr. Payne disclaims beneficial ownership, and 173,916 shares held in a trust as to which Mr. Payne is co-trustee with shared voting and investment power.

(8)	During 1996, the Corporation adopted the Westamerica Bancorporation Deferral Plan (the “Deferral Plan”) that allows recipients of restricted performance shares to defer receipt of vested restricted performance shares into succeeding years. Includes restricted performance shares that have been deferred into the Deferral Plan since 1996 for the following accounts in the amounts of: Ms. Finger—16,450 shares; Messrs. Thorson—3,200 shares; Zbacnik—1,570 shares; Hansen—4,330 shares; and Tjian––19,870 shares.

(9)	Includes 830 shares held in trust under the California Uniform Gift to Minors Act to which Mr. Thorson is custodian.

(10)	Includes 2,859 shares held in a living trust as to which Mr. Thorson is co-trustee with shared voting and investment power.

(11)	All holdings listed for Mr. Tjian in the Beneficial Ownership table and its footnotes are as of August 5, 2005, Mr. Tjian’s date of death, excluding 46,093 forfeited nonqualified stock option shares and 6,288 forfeited restricted performance shares.

(12)	Includes 11,354 shares held in two accounts by wife (one as custodian for son [UCAUTMA] and one as custodian for daughter [UCAUTMA]), 43 shares held by son (IRA), and 2,195 by wife (IRA).

(13)	Includes 24,978 shares held in a trust, as to which Mr. Tjian was co-trustee with shared voting and investment power.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Corporation’s directors and executive officers and persons who own more than 10% of a registered class of the Corporation’s equity securities to file with the Securities and Exchange Commission (the “SEC”) and NASDAQ initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Corporation, and to send a copy to the Corporation.

To the Corporation’s knowledge, except as disclosed below, and based solely on a review of the copies of reports furnished to the Corporation and written representations that no other reports were required, during the fiscal year ended December 31, 2005, all Section 16(a) filing requirements were timely complied with by Westamerica’s officers, directors and 10% Shareholders, except for a Form 4 report by Mr. Payne with respect to the gifting of 750 shares on November 9, 2004. Mr. Payne advised representatives of the Corporation prior to the transfer of the gift; however, the Corporation inadvertently failed to file a Form 5 in 2005 to report the gift. In October 2005, the omission was discovered and a report that included the gift was filed on October 26, 2005.

PROPOSAL 1 – ELECTION OF DIRECTORS

Ten directors have been nominated for election at the Meeting to hold office for the ensuing year and until their successors are elected and qualified. The Proxies will vote for the ten nominees named below unless you give different voting instructions on your Proxy Card. Each nominee is presently a director of the Corporation and has consented to serve a new term. The Board does not anticipate that any of the nominees will be unable to serve as a director, but if that should occur before the Meeting, the Board reserves the right to substitute another person as nominee. The Proxies will vote for any substitute nominated by the Board of Directors. The Proxies may use their discretion to cumulate votes for election of directors and cast all of such votes for any one or more of the nominees, to the exclusion of the others, and in such order of preference as they may determine at their discretion.

Nominees

The nominees for election as directors are named and certain information with respect to them is given below. The information has been furnished to the Corporation by the respective nominees. All of the nominees have engaged in their indicated principal occupation for more than five years, unless otherwise indicated.

Name of Nominee	Principal Occupation	Director Since
Etta Allen	Mrs. Allen, 76, is President and owner of Allen Heating and	1988
	Sheet Metal of Greenbrae, California, and President and
	owner of Sunny Slope Vineyard, Glen Ellen, California.

Louis E. Bartolini	Mr. Bartolini, 74, retired in 1988 as a Vice President	1991
	and financial consultant with Merrill Lynch, Pierce, Fenner &
	Smith, Inc. He currently devotes some of his time to serving
	on various community service boards.

E. Joseph Bowler	Mr. Bowler, 69, retired in 2002 as Senior Vice President	2003
	and Treasurer of Westamerica Bancorporation.

Arthur C. Latno, Jr.	Mr. Latno, 76, was an Executive Vice President for	1985
	Pacific Telesis Group (formerly Pacific Telephone Co.) in
	San Francisco, California. Mr. Latno retired from that company
	in November of 1992. He currently devotes some of his time to
	serving on various community service boards.

Patrick D. Lynch	Mr. Lynch, 73, currently serves as a consultant to	1986
	several private high technology firms.

Catherine Cope MacMillan	Ms. MacMillan, 59, is General Counsel for Nob Hill	1985
	Properties, Inc., the owner of the Huntington Hotel in
	San Francisco, California. Prior to 2000, she was President and
	owner of the Firehouse Restaurant in Sacramento, California.

Name of Nominee	Principal Occupation	Director Since
Ronald A. Nelson	Mr. Nelson, 63, was Executive Vice President of	1988
	Charles M. Schulz Creative Associates, and a general
	partner in various Schulz partnerships through 1995.
	He has long been involved in the development of
	commercial property and also devotes time to personal
	investments and business consulting.

Carl R. Otto	Mr. Otto, 59, is the President and Chief Executive Officer	1992
	of John F. Otto, Inc., a general contracting firm in
	Sacramento, California.

David L. Payne	Mr. Payne, 50, is the Chairman of the Board, President	1984
	and Chief Executive Officer of the Corporation. Mr. Payne is
	President and Chief Executive Officer of Gibson Printing
	and Publishing Company and Gibson Radio and Publishing
	Company, which are newspaper, commercial printing and real
	estate investment companies headquartered in Vallejo, California.

Edward B. Sylvester	Mr. Sylvester, 69, is the President of Sylvester Engineering, Inc.	1979
	and SCO Planning and Engineering, Inc., which are civil
	engineering and planning firms with offices in Nevada City and
	Truckee, California.

THE BOARD RECOMMENDS ELECTION OF ALL NOMINEES.

Board of Directors and Committees

Director Independence

The Board of Directors has considered whether any relationships or transactions related to a director were inconsistent with a determination that a director is independent. Based on this review, the Board affirmatively determined that E. Allen, L. E. Bartolini, E. J. Bowler, A. C. Latno, Jr., P. D. Lynch, C. C. MacMillan, R. A. Nelson, C. R. Otto and E. B. Sylvester are “independent directors,” as that term is defined by applicable rules of NASDAQ.

Meetings

The Corporation expects all Board members to attend all meetings, including the Annual Meeting of Shareholders, except for reasons of health or special circumstances. Last year all ten directors attended the Annual Meeting. The Board held a total of 11 meetings during 2005. Every director attended at least 75% of the aggregate of: (i) the 11 Board meetings or that number of Board meetings held during the period in which they served; and (ii) the total number of meetings of any Committee of the Board on which such director served.

Committees of the Board

Executive Committee:

Members: D. L. Payne, Chairman; A. C. Latno, Jr., P. D. Lynch and E. B. Sylvester.

Number of Meetings in 2005: Ten

Functions: The Board delegates to the Executive Committee, subject to the limitations of the California General Corporation Law, any powers and authority of the Board in the management of the business and affairs of the Corporation.

Audit Committee:

Members: R. A. Nelson, Chairman; L. E. Bartolini, C. C. MacMillan, and C. R. Otto. The Board of Directors has determined that all members are independent, as that term is defined by applicable rules of NASDAQ. The Board has also designated Mr. Nelson as the “audit committee financial expert” as defined by the rules of the SEC and is “financially sophisticated” under NASDAQ rules. In concluding that Mr. Nelson is an audit committee financial expert, the board determined that he has:

•	an understanding of generally accepted accounting principles and financial statements;

•	the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

•	experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Corporation’s financial statements, or experience actively supervising one or more persons engaged in such activities;

•	an understanding of internal control over financial reporting; and

•	an understanding of audit committee functions.

Designation of a person as an audit committee financial expert does not result in the person being deemed an expert for any purpose, including under Section 11 of the Securities Act of 1933. The designation does not impose on the person any duties, obligations or liability greater than those imposed on any other Audit Committee member or any other director and does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Directors.

Number of Meetings in 2005: Five

Functions: The Audit Committee provides independent, objective oversight of the integrity of the Corporation’s financial statements, the Corporation’s compliance with legal and regulatory requirements, the independence and performance of the Corporation’s independent auditor as it performs audit, review or attest services, and the Corporation’s internal audit and control function. It selects and retains the independent auditors, reviews the plan and the results of the auditing engagement and acts pursuant to a written charter that was amended by the Board on January 21, 2004 and filed with our 2004 Proxy Statement. The Audit Committee Report that follows below more fully describes the responsibilities and the activities of the Audit Committee.

Employee Benefits and Compensation Committee:

Members: P. D. Lynch, Chairman; E. Allen, A.C. Latno, Jr., and R. A. Nelson. The Board of Directors has determined that all members are independent, as that term is defined by applicable rules of NASDAQ.

Number of Meetings in 2005: Five

Functions: The Employee Benefits and Compensation Committee administers and carries out the terms of the Corporation’s employee stock option plans as well as the tax deferred savings and retirement plan and the profit-sharing plan. The Employee Benefits and Compensation Committee administers the Corporation’s compensation programs and reviews and recommends to the Board the compensation level for the executive officers of the Corporation and its subsidiaries. The Employee Benefits and Compensation Committee also reviews the performance of and recommends promotions for the executive officers of the Corporation.

Nominating Committee:

Members: A. C. Latno, Jr., Chairman; P. D. Lynch, and E. B. Sylvester. The Board of Directors has determined that all members are independent, as that term is defined by applicable rules of NASDAQ.

Number of Meetings in 2005: One

Functions: The Nominating Committee is governed by a written charter which was adopted February 24, 2004 and attached to our 2004 Proxy Statement.

The Nominating Committee is responsible for screening and recommending qualified candidates for Board membership. The Committee will annually recommend a slate of nominees to be submitted for election at each Annual Meeting. As part of that process, it will evaluate and consider all candidates submitted by Shareholders in accordance with the Corporation’s bylaws and will consider each existing Board member’s contributions to evaluate his or her experience as a Director prior to recommending the Board member for renomination each year. The Committee will apply the same standards to evaluate candidates whether the candidate was recommended by a Shareholder or otherwise. The minimum criteria set for all nominees is found below.

Nominating Directors: For the Annual Meeting to be held in 2007, the Nominating Committee will consider Shareholder nominations for election to the Board submitted in accordance with Section 2.14 of the Bylaws of the Corporation, which requires, among other things, that nominations be submitted in writing and must be received by the Corporate Secretary at least 45 days before the anniversary of the date on which the Corporation first mailed its proxy materials for the prior year’s Annual Meeting of Shareholders. In the event the date for the current year’s Annual Meeting has changed more than 30 days from the date on which the prior year’s meeting was held, then notice must be received a reasonable time before the Corporation mails its proxy materials for the current year.

Any written nomination should include the following information:

•	The name and address of proposed nominee;

•	The principal occupation of the nominee;

•	The total number of shares of capital stock of the Corporation that the Shareholder expects will be voted for the nominee;

•	The name and address of the notifying Shareholder; and

•	The number of shares of capital stock of the Corporation owned by the notifying Shareholder.

The Committee has specified the following minimum qualifications it believes must be met by a nominee for a position on the Board:

•	Appropriate personal and professional attributes to meet the Corporation’s needs;

•	Highest ethical standards and absolute personal integrity;

•	Physical and mental ability to contribute effectively as a Director;

•	Willingness and ability to participate actively in Board activities and deliberations;

•	Ability to approach problems objectively, rationally and realistically;

•	Ability to respond well and to function under pressure;

•	Willingness to respect the confidences of the Board and the Corporation;

•	Willingness to devote the time necessary to function effectively as a Board member;

•	Possess independence necessary to make unbiased evaluation of management performance;

•	Be free of any conflict of interest that would violate applicable law or regulation or interfere with ability to perform duties;

•	Broad experience, wisdom, vision and integrity;

•	Understanding of the Corporation’s business environment; and

•	Significant business experience relevant to the operations of the Corporation.

Loan and Investment Committee:

Members: E. B. Sylvester, Chairman; E. Allen, E. J. Bowler, A. C. Latno, Jr. and C. C. MacMillan.

Number of Meetings in 2005: Eleven

Functions: The Loan and Investment Committee is responsible for reviewing major loans and investment policies and for monitoring the activities related to the Community Reinvestment Act.

Compensation of Nonemployee Directors

During 2005, nonemployee directors of the Corporation received an annual retainer of $14,000. Each nonemployee director received $1,000 for each meeting of the Board that he or she attended.

During 2005, each nonemployee director received $500 for each Committee meeting of the Board attended. The Chairman of each Committee received an additional $250, for a total of $750, for each Committee meeting attended. All outside directors are reimbursed for expenses incurred in attending Board and Committee meetings. The Chairman of the Board, D. L. Payne, is compensated as an employee and did not receive an annual retainer or director’s fees.

The Westamerica Bancorporation and Subsidiaries Deferred Compensation Plan (the “Deferred Compensation Plan”) allows nonemployee directors to defer some or all of their director compensation with interest earnings credited on deferred compensation accounts.

Corporation Transactions with Directors and Management

Certain of the directors, executive officers and their associates have had banking transactions with subsidiaries of the Corporation in the ordinary course of business. With the exception of the Corporation’s Employee Loan Program, all outstanding loans and commitments included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, did not involve more than a normal risk of collectibility, and did not present other favorable features. As part of the Employee Loan Program, all employees, including corporate officers, are eligible to receive mortgage loans at one percent (1%) below Westamerica Bank’s prevailing interest rate at the time of loan origination. All loans to corporate officers under the Employee Loan Program are made by Westamerica Bank in compliance with the applicable restrictions of section 22(h) of the Federal Reserve Act.

Board Compensation Committee Report

The material in the Compensation Committee Report and the investment performance graph included elsewhere in this proxy statement is not “soliciting material,” is not deemed filed with the Securities and Exchange Commission, and is not to be incorporated by reference in any of the Corporation’s filings under the Securities Act of 1933, as amended, or the Exchange Act, as amended, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language therein.

Overview. The Employee Benefits and Compensation Committee of the Board of Directors (the “Committee”) is comprised solely of directors who are not current or former employees of Westamerica Bancorporation and are independent, as that term is defined by applicable rules of NASDAQ. The Committee oversees the executive compensation program and recommends compensation for the CEO and other executive officers to the board. The CEO does not participate nor is he present when the Compensation Committee evaluates his performance and compensation. This executive compensation program and annual evaluation process establishes a competitive base salary for each executive and offers incentive compensation which can provide additional compensation if established performance measures are achieved.

Compensation Objectives and Policies. The Committee seeks to ensure that:

•	incentive compensation is closely linked to company-wide, division and individual performance;

•	the interests of the Corporation’s key employees are aligned with those of its shareholders through stock-based incentives and resulting stock ownership; and

•	compensation and benefits are set at levels that enable the Corporation to attract and retain highly qualified employees.

Over time, the Committee intends to limit base salary increases, creating an increasing reliance on incentives (in the form of annual cash bonuses and stock-based awards) to achieve targeted total compensation, thus increasing the percentage of total compensation dependent upon meeting specific performance objectives.

In determining total compensation, the Committee obtains competitive market data, comparing the Corporation’s compensation practices to those of a peer group of companies. The peer group is comprised of companies in the banking industry with which the Corporation competes for executive talent and which are generally comparable with respect to business activities. The companies in the peer group may or may not be included in the NASDAQ Bank Index (an index included in Westamerica’s “Performance Graph” below).

Base Salary and Bonus. Each executive officer named in the Summary Compensation Table receives a monthly base salary and is eligible to receive an annual cash bonus. Corporate performance measures are established each year based on the Corporation’s business objectives. Specific criteria for each corporate objective are established for “Threshold,” “Target,” and “Outstanding” performance. Achievement of these annual corporate-level performance measures determines between 55% and 80% of the annual cash bonuses to be paid to each named executive, with the remaining percentage of the annual cash bonus determined by individual and division-level performance. This furthers the Committee’s goal of linking management compensation to shareholder interests.

All employees, including corporate officers, are eligible to receive severance pay benefits in the event of a Change in Control, as defined in the Corporation’s Severance Payment Plan (“Severance Payment Plan”).

Benefits under the Severance Payment Plan vary based on years of service, corporate title, and salary, but are limited to a maximum benefit equal to one year’s annual salary.

Stock Option and Restricted Performance Shares. Westamerica grants stock options and restricted performance shares to encourage key employees to remain with the Corporation by providing them with a long-term interest in the Corporation’s overall performance and an incentive to manage with a view toward maximizing long-term shareholder value. Each named executive officer may be awarded an annual grant of stock options if one-year corporate-level goals are achieved. Stock options are priced at 100% of fair market value on the date of grant and generally vest over three years. Options generally expire ten years after grant. All named executive officers are also eligible to receive an annual grant of restricted performance shares. Restricted performance shares generally vest three years after grant but only if three-year corporate-level performance goals are met.

Performance Criteria. Specific criteria for each corporate objective are established for “Threshold,” “Target,” and “Outstanding” performance. During 2005, corporate performance measures for cash bonuses and stock option grants included meeting predetermined target levels for:

•	return on equity, return on assets, and earnings per share;

•	credit quality measures;

•	revenue per share growth;

•	controlling noninterest expenses;

•	maintaining satisfactory audit results; and

•	improving service quality.

Additional corporate performance objectives for a three-year period are established by the Committee to accompany each grant of restricted performance shares. Each grant vests at the end of a three-year period subject to achievement of pre-established, three-year performance objectives which may include one or more of the following:

•	earnings and diluted earnings per share;

•	revenue and revenue per diluted share;

•	expenses;

•	share price;

•	return on equity and return on assets;

•	return on equity and return on assets relative to the average return on equity for similarly-sized institutions;

•	efficiency ratio (operating expenses divided by operating revenue);

•	net loan losses as a percentage of average loans outstanding; and

•	nonperforming assets and nonperforming assets as a percentage of total assets.

Compensation of Chief Executive Officer. Mr. Payne’s 2005 base salary was $371,000 and his annual cash bonus was $450,000. His 2005 bonus (included in the Summary Compensation below) was related 80% to the achievement of the corporate goals listed above and 20% to the achievement of individual management goals. Individual management goals achieved in 2005 included satisfactory results from integration of the acquired Redwood Empire Bancorp, regulatory examinations, satisfactory compliance with internal control requirements, satisfactory progress on management succession and development plans, and satisfactory improvements in operational efficiency. Pursuant to the 1995 Stock

Option Plan, Mr. Payne was granted 250,000 nonqualified stock options in January 2005 which was related to achievement of the 2004 performance measures. Compared to the corporate objectives, the Corporation:

•	achieved its core profitability objectives;

•	improved credit quality measures to better than targeted levels;

•	outperformed non-interest expense and control goals; and

•	exceeded targeted levels for efficiency measures.

Other. Internal Revenue Code (“IRC”) Section 162(m) places a limit of $1,000,000 on the amount of compensation that may be deducted by the Corporation in any year with respect to certain of the Corporation’s highest-paid executives. Certain “performance-based compensation” is not counted toward this limit. The Corporation intends generally to qualify compensation paid to executive officers for deductibility under the IRC, including Section 162(m), but reserves the right to pay compensation that is not deductible under Section 162(m).

The Committee believes that the foregoing compensation programs and policies provide competitive levels of compensation, encourage long-term performance and promote management retention, while further aligning shareholder and management interests in the performance of the Corporation and the Corporation’s common stock.

The Employee Benefits and Compensation Committee

Patrick D. Lynch, Chairman
Etta Allen	Arthur C. Latno, Jr.	Ronald A. Nelson

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is a current or former officer or employee of the Corporation or any of its subsidiaries, or entered into (or agreed to enter into) any transaction or series of transactions with the Corporation or any of its subsidiaries with a value in excess of $60,000. None of the executive officers of the Corporation has served on the board of directors or on the compensation committee of any other entity, where one of that entity’s executive officers served either on the Board of Directors or on the Compensation Committee of the Corporation.

EXECUTIVE COMPENSATION

The following Summary Compensation Table sets forth the compensation of the Corporation’s Chief Executive Officer, the four other most highly compensated executive officers (plus one additional officer who was no longer in office at the end of 2005) for services in all capacities to the Corporation, Westamerica Bank and other subsidiaries during 2005, 2004, and 2003:

Summary Compensation Table

						Long-Term Compensation
		Annual Compensation				Awards		Payouts
Name and Principal Position	Year	Salary		Bonus(1)	Other(2)	Restricted Stock Awards(3)	Securities Underlying Options	LTIP Payouts		All Other Compensation(4)
David L. Payne	2005	$371,000		$450,000	—	—	250,000	$—		$21,039	(5)
Chairman,	2004	371,000		450,000	—	—	250,000	456,430	(6)	23,074
President & CEO	2003	371,000		450,000	—	—	250,000	—		24,654
Jennifer J. Finger	2005	$129,996		$97,300	$5,498	$133,974	17,800	—		$13,068
SVP & Treasurer	2004	129,996		100,500	2,894	133,947	17,300	—		17,509
	2003	129,996		97,300	2,295	135,698	21,310	—		18,078
Robert A. Thorson	2005	$123,300		$70,700	$8,804	$108,756	14,400	—		$16,525
SVP/Chief	2004	120,960		71,700	6,830	76,399	10,830	—		16,783
Financial Officer	2003	119,060		73,300	7,702	68,053	11,770	—		19,606
Frank R. Zbacnik	2005	$120,960		$69,100	$10,251	$108,756	14,400	—		$12,630
SVP & Chief	2004	120,960		72,300	7,228	108,646	14,040	—		15,187
Credit Administrator	2003	110,040		50,400	7,592	110,025	17,300	—		15,802
Dennis R. Hansen	2005	$112,641		$40,500	$5,862	$35,201	9,000	—		$14,938
SVP	2004	110,160		41,400	4,011	35,223	8,790	—		14,424
	2003	110,160		40,000	3,967	35,860	10,820	—		16,146
Hans T. Y. Tjian	2005	$239,072	(7)	$0	$16,152	$181,260	24,100	—		$8,806
SVP	2004	130,008		89,800	12,307	181,077	23,390	—		23,580
	2003	130,008		92,000	13,722	122,250	19,200	—		22,444

(1)	Includes bonuses for the year in which they were earned.

(2)	Excludes perquisites and other personal benefits that, in the aggregate, do not exceed the lesser of $50,000 or 10% of the total amount of annual salary and bonus for the named executive officer. Includes interest earnings credited on deferred compensation in accounts under the Deferral Plan to the extent the interest rate exceeded 120% of the applicable federal long-term rate as prescribed under Section 1274(d) of the Internal Revenue Code, pursuant to SEC rules.

(3)	The Corporation grants restricted performance shares and stock options in the first quarter of each year based on corporate performance in the prior calendar year. Dividends are paid only on vested restricted performance shares at the same rate as paid to all shareholders. At December 31, 2005, these individuals held the following unvested restricted performance shares with the following fair market values, based on the closing price of the Corporation’s Common Stock on December 30, 2005 of $53.07 per share: Messrs. Thorson (5,280 shares valued at $280,210); Zbacnik (6,960 shares valued at $369,367); Hansen (2,260 shares valued at $119,938); Tjian (10,100 shares valued at $536,007); and Ms. Finger (8,580 shares valued at $455,341).

The following table sets forth the restricted performance share grants that were made on the following dates to the named individuals:

	Jan. 23, 2003 Market Price: $40.75/Share	Jan. 22, 2004 Market Price: $49.61/Share	Jan. 26, 2005 Market Price: $52.54/Share
David L. Payne	0	0	0
Jennifer J. Finger	3,330	2,700	2,550
Robert A. Thorson	1,670	1,540	2,070
Frank R. Zbacnik	2,700	2,190	2,070
Dennis R. Hansen	880	710	670
Hans T. Y. Tjian*	3,000	3,650	3,450

*	As of 1/26/2006, Mr. Tjian had forfeited 6,288 restricted performance shares.

(4)	Includes 2005 matching contributions made by the Corporation under the Tax Deferred Savings/Retirement Plan (“ESOP”) for the following accounts in the amounts of: Messrs. Thorson—$9,209; Zbacnik—$7,293; Hansen—$7,456; Tjian—$5,673; and Ms. Finger—$7,835;

Includes 2005 contributions made by the Corporation under the Profit Sharing Plan for the following accounts in the amounts of: Messrs. Payne—$7,485; Thorson—$6,963; Zbacnik—$4,347; Hansen—$6,110; and Ms. Finger—$4,654;

Includes 2005 group life insurance premiums paid by the Corporation for the following accounts in the amounts of: Messrs. Payne—$1,910; Thorson—$354; Zbacnik—$990; Hansen—$1,373; Tjian–$3,133; and Ms. Finger—$580.

(5)	Includes the dollar value of the benefit to Mr. Payne of the remainder of the premium payable by the Corporation with respect to a split dollar life insurance policy for Mr. Payne (projected on an actuarial basis) in the amount of $7,755 for 2005; and bonus paid to Mr. Payne which he used to pay his portion of split dollar life insurance premiums in the amount of $3,889 for 2005.

(6)	See the discussion herein under “Other Compensation Arrangements – Deferred Compensation Agreement.”

(7)	Includes Mr. Tjian’s salary and vacation and other paid time-off benefits accrued through the date of his death on August 5, 2005, and a death benefit of $142,160 payable pursuant to the terms of the Deferred Compensation Plan and Mr. Tjian’s deferral agreement under the plan. The plan provides that in the event of a participant’s death, the Corporation will credit the participant’s account with an amount representing the present value of participant contributions that would have been contributed through the participant’s projected retirement date, based upon the average deferral amounts for the year of death and the previous two years.

Stock Options

The following table describes stock options that were granted shareholder approved Amended and Restated Westamerica Bancorporation 1995 Stock Option Plan (the “1995 Stock Option Plan”) to the Corporation’s Chief Executive Officer and the four other most highly compensated executive officers (plus one additional officer who was no longer in office at the end of 2005) in the fiscal year ended December 31, 2005. All of these grants were made on January 26, 2005, based on achievement of 2004 corporate performance objectives.

Option Grants in Last Fiscal Year

Name	Number of Securities Underlying Options Granted (1)	Percent of Total Options Granted to All Employees in Fiscal Year	Exercise Price	Expiration Date	Grant Date Present Value $ (2)
David L. Payne	250,000	44.67%	$52.53900	1/26/2015	$1,652,500
Jennifer J. Finger	17,800	3.18	52.53900	1/26/2015	117,658
Robert A. Thorson	14,400	2.57	52.53900	1/26/2015	95,184
Frank R. Zbacnik	14,400	2.57	52.53900	1/26/2015	95,184
Dennis R. Hansen	9,000	1.61	52.53900	1/26/2015	59,490
Hans T. Y. Tjian (3)	24,100	4.31	52.53900	1/26/2015	159,301

(1)	All options are nonqualified stock options, which vest ratably over a three-year period commencing one year after the grant date. All options have an exercise price equal to the market value on the date of grant. The terms of all of the Corporation’s stock option plans provide that options may become exercisable in full in the event of a Change of Control as defined in the 1995 Stock Option Plan.

(2)	The Roll-Geske option pricing model (Modified Roll), which is used to determine grant date present value, modifies the Black-Scholes Model to take into account dividends and American options. To derive the per share option value of $6.61, the assumptions used include 10.0% annual dividend growth, a 2.63% dividend yield, a risk-free rate equal to the seven-year interpolated treasury yield of 3.91%, volatility of 14.72%, and a seven-year maturity.

(3)	These options were forfeited effective August 5, 2005 upon Mr. Tjian’s death.

The following table sets forth the stock options exercised in 2005 and the December 31, 2005 unexercised value of both vested and unvested stock options for the Corporation’s Chief Executive Officer and the four other most highly compensated executive officers (plus one additional officer who was no longer in office at the end of 2005).

Aggregated Option Exercises in Last Fiscal Year and December 31, 2005 Option Values

Name	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at December 31, 2005			Value of Unexercised In-The-Money Options at December 31, 2005 (1)
			Exercisable	Unexercisable		Exercisable	Unexercisable
David L. Payne	64,650	$2,328,287	1,410,461	499,999		$26,529,236	$1,736,077
Jennifer J. Finger	8,590	158,384	97,100	36,436		1,675,124	136,865
Robert A. Thorson	13,200	257,915	52,357	25,543		957,336	80,959
Frank R. Zbacnik	12,210	180,221	16,214	29,526		158,292	111,069
Dennis R. Hansen	8,500	276,876	80,544	18,466		1,564,000	69,481
Hans T. Y. Tjian	0	n/a	81,617	0	(2)	1,132,830	0

(1)	Based on the closing price of the Corporation’s Common Stock of $53.07 per share on December 31, 2005.

(2)	Mr. Tjian forfeited 46,093 unvested options upon his death, August 5, 2005.

Other Compensation Arrangements

Certain Employment Contracts

Hans T. Y. Tjian accepted a position with Westamerica as Senior Vice President and Manager of Operations and Systems Administration under the terms set forth in a letter agreement dated April 14, 1989. Under the terms of this agreement, Mr. Tjian was entitled to: (1) receive an annual salary of $130,008; (2) receive a car allowance of $1,000 per month; (3) participate in Westamerica’s executive bonus plan; (4) participate in the Corporation’s Stock Option Plan; and (5) vacation leave. In addition, Mr. Tjian was entitled to receive severance pay equal to his annual base salary for one year, if his position was eliminated as a result of a Change of Control (as defined in the agreement). Mr. Tjian passed away on August 5, 2005.

Pension Agreement

During 1997, the Corporation entered into a nonqualified pension agreement (“Pension Agreement”) with Mr. Payne in consideration of Mr. Payne’s agreement that restricted performance shares granted in 1995, 1996 and 1997 would be canceled. In January 2000, the Employee Benefits and Compensation Committee (the “Committee”), based on the Corporation’s achievement of certain performance goals which had first been established for Mr. Payne’s 1995, 1996, and 1997 restricted performance shares, determined Mr. Payne’s annual pension will be $511,950. The vested portion of the pension will be paid to Mr. Payne as a 20-year certain pension commencing at age 55. Mr. Payne became fully vested in the pension on December 31, 2002.

As part of the Pension Agreement, if Mr. Payne becomes subject to an excise tax as a result of the accelerated vesting of the pension in connection with a Change of Control (as defined in the Pension Agreement), Mr. Payne will also receive a cash payment equal to the sum of (1) the portion of any excise tax due attributable to the vested pension in excess of the portion of any excise tax that would be due if Mr. Payne’s restricted performance shares had not been canceled, and (2) the amount necessary to restore Mr. Payne to the same after-tax position as if no such excise tax had been imposed.

Deferred Compensation Agreement

In December 1998, the Corporation entered into a deferred compensation agreement with Mr. Payne for additional discretionary deferred compensation to provide an incentive to remain with the Corporation. The deferred compensation was to be delivered in the form of discretionary monthly company contributions to be deposited in a nonqualified deferred compensation plan. The Committee was to periodically review the accumulated deferred compensation balance, including investment performance, to determine if the additional discretionary company contributions were necessary to provide Mr. Payne with an appropriate level of benefits. The amount of such additional company contributions was to be determined quarterly by the Committee and be based on Mr. Payne’s attainment of certain performance goals to include, but not be limited to, Shareholder returns, overall financial performance, merger and acquisition activities, loan review examinations, asset quality and related reserves, and revenue growth.

In 2002, the Committee and Mr. Payne mutually agreed that monthly contributions be temporarily suspended. As a result no contributions were made in 2003. Mr. Payne’s deferred compensation award of $456,430 was paid in a lump sum on January 1, 2004 pursuant to the provision that he be continuously employed through that date.

INVESTMENT PERFORMANCE

Comparison of Five-Year Cumulative Total Return (1)

(1)	Assumes $100 invested on December 31, 2000 in the Corporation’s Common Stock, the S&P 500 composite stock index and NASDAQ’S Bank Index and that all dividends are reinvested.

INVESTMENT PERFORMANCE

Comparison of Ten-Year Cumulative Total Return (2)

(2)	Assumes $100 invested on December 31, 1995 in the Corporation’s Common Stock, the S&P 500 composite stock index and NASDAQ’S Bank Index and that all dividends are reinvested.

INDEPENDENT AUDITORS

The Audit Committee intends to appoint KPMG LLP as the Corporation’s independent auditors for the 2006 fiscal year. KPMG has served as auditors of the Corporation since 1987. In making the determination to reappoint KPMG as the Corporation’s independent auditors, the Audit Committee will consider whether the providing of services by KPMG, other than audit services, is compatible with maintaining the independence of the outside auditors.

The Corporation expects representatives of KPMG to attend the Annual Meeting of Shareholders. They will respond to appropriate questions from Shareholders and have the opportunity to make a statement if they desire to do so.

Audit Fees

The aggregate fees billed to the Corporation by KPMG LLP with respect to services performed for fiscal 2005 and 2004 are as follows:

	2005	2004
Audit fees(1)	$800,000	$814,500
Audit related fees	—	—
Tax fees	—	—
All other fees	—	—

	$800,000	$814,500

Preapproval Policies and Procedures

The Audit Committee is responsible for the appointment, compensation, retention and oversight of the work of any public accounting firm engaged by the Corporation for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation. Any accounting firm appointed by the Corporation reports directly to the Audit Committee.

The Audit Committee must preapprove all auditing services and permitted nonaudit services by its independent auditors and the fees to be paid by the Corporation for these services, except for those fees qualifying for the “de minimis exception” which provides that the preapproval requirement for certain non-audit services may be waived if certain expressed standards and requirements are satisfied prior to completion of the audit. During fiscal year 2005, there were no nonaudit services that were approved using this exception.

The Audit Committee may delegate to one or more members of the committee the authority to grant preapprovals of nonaudit services and fees. In such event, the decisions of the member or members of the committee regarding preapprovals are presented to the full Audit Committee at its next meeting. The Audit Committee preapproved 100% of all services performed on behalf of the Corporation by KPMG during fiscal year 2005.

(1)	Audit fees consisted of fees billed by KPMG for professional services rendered for the audit of the Corporation’s consolidated financial statements, reviews of the consolidated financial statements included in the Corporation’s quarterly reports on Form 10-Q, and the audit of the Corporation’s internal control over financial reporting in 2005. The audit fees also relate to services such as consents, and audits of mortgage banking subsidiaries during fiscal year 2005 and 2004.

AUDIT COMMITTEE REPORT

The material in this report is not “soliciting material,” is not deemed filed with the Securities and Exchange Commission, and is not to be incorporated by reference in any of the Corporation’s filings under the Securities Act of 1933, as amended, or the Exchange Act, as amended, whether made before or after the date of this proxy statement and irrespective of any general incorporation language therein.

The Audit Committee is composed of four Directors who are neither officers nor employees of the Company, and who meet the independence requirements for Audit Committee members of NASDAQ. The Audit Committee selects, appoints and retains the Corporation’s independent auditors and is responsible for their compensation and oversight.

In performing its functions, the Audit Committee acts only in an oversight capacity and necessarily relies on the work and assurances of the Corporation’s management, which has the primary responsibility for financial statements and reports, and of the independent auditors, who, as part of their examination, express an opinion on the conformity of the Corporation’s annual financial statements to generally accepted accounting principles. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited consolidated financial statements for the fiscal year 2005 and discussed such statements with management and with KPMG LLP, the Corporation’s independent auditors.

Management represented to the Audit Committee that the Corporation’s consolidated financial statements were prepared in accordance with generally accepted accounting principles. Management also represented that it performed an assessment of the effectiveness of internal control over financial reporting as of December 31, 2005, and that adequate internal control over financial reporting for the Corporation was maintained. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) as amended, including the auditor’s judgment about the quality as well as the acceptability of the Corporation’s accounting principles, as applied in its financial reporting.

The Corporation’s independent auditors also provided to the Audit Committee the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions with the Audit Committees). The Audit Committee discussed with the independent auditors the firm’s independence.

Based on the Audit Committee’s discussion with management and the independent auditors, the Audit Committee’s review of the representations of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2005, for filing with the SEC.

Audit Committee

Ronald A. Nelson, Chairman
Louis E. Bartolini	Catherine C. MacMillan	Carl. R. Otto

SHAREHOLDER PROPOSAL GUIDELINES

To be considered for inclusion in the Corporation’s Proxy Statement and form of proxy for next year’s Annual Meeting, Shareholder proposals must be delivered to the Corporate Secretary of the Corporation, 1108 Fifth Avenue, San Rafael, CA 94901, no later than 5:00 p.m. on November 20, 2006. However, if the date of next year’s Annual Meeting is changed by more than 30 days from the date of this year’s Meeting, the notice must be received by the Corporate Secretary a reasonable time before we begin to print and mail our Proxy Statement. All such proposals must meet the requirements of Rule 14a-8 under the Exchange Act.

In order for business, other than a Shareholder proposal included in the Corporation’s Proxy Statement, to be properly brought before next year’s Annual Meeting by a Shareholder, the Shareholder must give timely written notice to the Secretary of the Corporation. To be timely, written notice must be received by the Secretary of the Corporation at least 45 days before the date our Proxy Statement is mailed to Shareholders in connection with the previous year’s Annual Meeting. If the date of the current year’s Annual Meeting has been changed by more than 30 days, the deadline is a reasonable time before we begin to mail our Proxy Statement. A Shareholder’s notice must set forth a brief description of the business desired to be brought before the Meeting, the name and residence address of the Shareholder proposing such business, the number of shares of the Corporation’s common stock that are owned by the Shareholder and any material interest of the Shareholder in such business.

Westamerica reserves the right to reject, to rule out of order, or to take other appropriate action with respect to any proposal that does not comply with these and other applicable legal requirements.

SHAREHOLDER COMMUNICATION TO BOARD OF DIRECTORS

The Board encourages that written communication from Shareholders be sent to: Corporate Secretary, Westamerica Bancorporation, 1108 Fifth Avenue, San Rafael, CA 94901. You should include your name and address in the written communications and indicate whether you are a Shareholder. All communications will be reviewed and processed by the Corporate Secretary. Correspondence requesting corporate information or asking questions that can more efficiently be addressed by management or a particular department will be forwarded to the appropriate manager or department for response. However, Shareholder communications regarding employee fraud, financial reporting issues, internal control/risk issues, corporate governance/oversight issues, or other matters appropriately handled by the Board will be forwarded to the Board, a Committee of the Board, or the appropriate Board member. The Corporate Secretary may summarize lengthy, repetitive or duplicate communications.

OTHER MATTERS

Management of the Corporation does not know of any matters to be presented at the Annual Meeting other than those specifically referred to herein. If any other matters should properly come before the Meeting or any postponement or adjournment thereof, the persons named in the enclosed proxy intend to vote thereon in accordance with their best business judgment.

The cost of the solicitation of proxies in the accompanying form will be borne by the Corporation. The Corporation has retained the services of Georgeson Shareholder to assist in the proxy distribution at a cost not to exceed $2,000 plus reasonable out-of-pocket expenses. The Corporation will reimburse banks, brokers and others holding stock in their names or names of nominees or otherwise, for reasonable out-of-pocket expenses incurred in sending proxies and proxy materials to the beneficial owners of such stock.

BY ORDER OF THE BOARD OF DIRECTORS

Kris Irvine VP/Corporate Secretary

Dated: March 20, 2006

MR A SAMPLE

DESIGNATION (IF ANY)

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Mark this box with an X if you have made

changes to your name or address details above.

Annual Meeting Proxy Card

A Election of Directors

PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

1. The Board of Directors recommends a vote FOR the listed nominees.

01—E. Allen

02—L. Bartolini

03—E. J. Bowler

04—A. Latno, Jr.

For Withhold

05—P. Lynch

06—C. MacMillan

07—R. Nelson

08—C. Otto

For Withhold

09—D. Payne

10—E. Sylvester

For Withhold

I PLAN TO ATTEND THE MEETING.

If you mark this box to the right an

admission ticket will be sent to you.

Authorized Signatures—Sign Here—This section must be completed for your instructions sign exactly as name appears hereon. If acting as attorney, executor, trustee, or in other representative capacity, please sign name and title. is hereby acknowledged of the Proxy Statement for the Meeting and the Corporation’s Annual Report for 2005.

Signature 1—Please keep signature within the box

Signature 2—Please keep signature within the box

Date (mm/dd/yyyy)

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Proxy—Westamerica Bancorporation

Voting Instructions

TO THE TRUSTEE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF WESTAMERICA BANCORPORATION

For the Annual Meeting of Shareholders on April 27, 2006.

The undersigned holder hereby authorizes and instructs the Trustee of the Westamerica Bancorporation Tax Deferred Savings/Retirement Plan to represent and vote, as designated below, all shares of Common Stock of Westamerica Bancorporation which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of said corporation to be held at the

Fairfield Center for Creative Arts, 1035 West Texas Street, Fairfield, California at 11:00 a.m. Pacific Time on Thursday, April 27, 2006 and any postponement or adjournment thereof.

These voting instructions to the Trustee, when properly executed, will be voted as directed herein by the undersigned shareholder. If no instructions are received, the Trustee will vote all of the shares for which you are entitled to provide instruction in the same proportion as shares for which instructions are received. The Trustee may vote according to its discretion on any other matter which may properly come before the meeting.

PLEASE MARK, SIGN, DATE, AND MAIL THESE VOTING INSTRUCTIONS PROMPTLY, USING THE ENCLOSED ENVELOPE.

(Continued, and to be signed on the other side)

Dear Participant: March 20, 2006

As a participant in the Westamerica Bancorporation Tax Deferred Savings/Retirement Plan (the “Plan”), you have an interest in the Annual Meeting of Shareholders of Westamerica

Bancorporation which will be held on Thursday, April 27, 2006 (the “Meeting”). You may direct the Trustee of the Plan how to vote all full and fractional shares of Westamerica Bancorporation stock standing to the credit of your individual account(s) (from the Supplemental Retirement Plan Account, Employer Matching Contributions and Employee Contributions) as of February 27, 2006.

For your information, we sent to your household a copy of the Proxy Statement and the Annual Report supplied to shareholders of Westamerica Bancorporation. The Proxy Statement

describes one proposal to be voted on by the shareholders of Westamerica Bancorporation at the meeting. The Board of Directors of Westamerica Bancorporation recommends a vote FOR

ALL NOMINEES. Please instruct the Trustee how to vote on this proposal by indicating your selection on the reverse of this Proxy card.

If the Trustee does not receive written instructions from you before 1:00 a.m., Central Time. on April 25, 2006, it will vote all the shares for which you are entitled to provide instruction in the same proportion as shares for which instructions are received. Under the terms of the Plan, with respect to fractional shares in plan accounts (from the Supplemental Retirement Plan

Account, Employer Matching Contribution and Employee Contributions), the Trustee may pool the results of instructions received from all participants to whom fractional shares have been allocated and vote such shares accordingly.

The Trustee may also use its discretion in voting on any other business which may properly be brought before the Meeting (or any postponement or adjournment thereof) that was not specified in the Notice of Annual Meeting of Shareholders. Please instruct the Trustee how to vote your shares. A return envelope is enclosed for your convenience.

Sincerely yours,

Kris Irvine

VP/Corporate Secretary

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the telephone (within U.S. and Canada)

• Call toll free 1-800-811-1470 in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

• Follow the simple instructions on the recorded message.

To vote using the Internet

• Go to the following web site:

WWW.COMPUTERSHARE.COM/US/PROXY

• Enter the information requested on your computer screen and follow the simple instructions.

123456

C0123456789

12345

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on April 25, 2006.

THANK YOU FOR VOTING

MR A SAMPLE

DESIGNATION (IF ANY)

ADD 1

ADD 2

ADD 3

ADD 4

ADD 5

ADD 6

000000000.000 ext

000000000.000 ext

000000000.000 ext

000000000.000 ext

000000000.000 ext

000000000.000 ext

000000000.000 ext

C 1234567890 J N T

Mark this box with an X if you have made

changes to your name or address details above.

Annual Meeting Proxy Card

A Election of Directors

PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

1. The Board of Directors recommends a vote FOR the listed nominees.

01—E. Allen

02—L. Bartolini

03—E. J. Bowler

04—A. Latno, Jr.

For Withhold

05—P. Lynch

06—C. MacMillan

07—R. Nelson

08—C. Otto

For Withhold

09—D. Payne

10—E. Sylvester

For Withhold

I PLAN TO ATTEND THE MEETING.

If you mark this box to the right an

admission ticket will be sent to you.

B Authorized Signatures—Sign Here—This section must be completed for your instructions to be executed.

Please sign exactly as name appears hereon. If acting as attorney, executor, trustee, or in other representative capacity, please sign name and title.

Receipt is hereby acknowledged of the Proxy Statement for the Meeting and the Corporation’s Annual Report for 2005.

Signature 1—Please keep signature within the box Signature 2—Please keep signature within the box Date (mm/dd/yyyy)

001CD40001 00I7HD

1	U P X

0 0 7 6 8 8 1

+

+

Proxy—Westamerica Bancorporation

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF WESTAMERICA BANCORPORATION

for the Annual Meeting of Shareholders on April 27, 2006

The undersigned holder hereby authorizes A. Latno, Jr., R. Nelson and E. Sylvester, each with full power of substitution, to represent and vote, as designated on the reverse side, all shares of

Common Stock of Westamerica Bancorporation which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of said corporation to be held at the Fairfield Center for

Creative Arts, 1035 West Texas Street, Fairfield, California at 11:00 a.m. Pacific Time on Thursday, April 27, 2006 upon the matters set forth on the reverse side of this Proxy and described in the accompanying Proxy Statement and upon such other business as may properly come before the meeting or any postponement or adjournment thereof.

This Proxy, when properly executed, will be voted as directed herein by the undersigned shareholder. If no direction is indicated, this Proxy will be voted FOR all nominees and in the discretion of the Proxies on all other matters which may properly come before the meeting.

PLEASE MARK, SIGN, DATE, AND MAIL THIS PROXY PROMPTLY, USING THE ENCLOSED ENVELOPE.

(Continued, and to be signed on the other side)

Meeting Ticket Request Instructions

WESTAMERICA BANCORPORATION ANNUAL MEETING OF SHAREHOLDERS

11:00 A.M. PACIFIC TIME, THURSDAY, APRIL 27, 2006, FAIRFIELD CENTER FOR CREATIVE ARTS, FAIRFIELD, CALIFORNIA

You can avoid registration lines by obtaining tickets in advance. If you plan to attend the Meeting, please mark the “I Plan to Attend the Meeting” box on your Proxy Card and return it in the enclosed preaddressed return envelope to Computershare Investor Services, P.O. Box 2000, Bedford Park, IL 60499-9910. You will be mailed a ticket entitling admission.

Because of seating limitations, your ticket is valid for admission of up to two people. If you desire additional tickets, please call Westamerica Bancorporation at

(707) 863-6809.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the telephone (within U.S. and Canada)

• Call toll free 1-800-811-1384 in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

• Follow the simple instructions on the recorded message.

To vote using the Internet

• Go to the following web site:

WWW.COMPUTERSHARE.COM/US/PROXY

• Enter the information requested on your computer screen and follow the simple instructions.

123456

C0123456789

12345

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on April 27, 2006.

THANK YOU FOR VOTING